SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - NOVEMBER 18, 1999
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                        (Date of Earliest Event Reported)

                          GLOBALNETFINANCIAL.COM, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                            (State of Incorporation)

      33-21443                                                    06-1489574
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

        7284 W. PALMETTO PARK ROAD, SUITE 210, BOCA RATON, FLORIDA 33433
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               (Address of Principal Executive Offices) (Zip Code)

                                 (561) 417-8053
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              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

         ACQUISITION OF VALHALLA SECURITIES, INC.

         On November 18, 1999, GlobalNetFinancial.com, Inc. (the "Company" or "GlobalNet") executed a Stock Purchase and Exchange Agreement effective October 1, 1999 (the "Agreement"), for the purchase of a total of 66.67% of Valhalla Securities, Inc., a New York corporation ("Valhalla"). Valhalla is a securities broker dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. (the "NASD"). Prior to the execution of the Agreement, Valhalla had a total of 200 shares of common stock issued and outstanding, owned equally by its two principals, Daniel Uslander and Ronald Comerchero. Pursuant to the Agreement, Valhalla issued 100 shares to GlobalNet for $90,000.00. In addition, each of Uslander and Comerchero exchanged 50 shares of Valhalla for 12,500 shares of GlobalNet common stock.

         The Agreement provides for the employment of Uslander as President and Chief Executive Officer of Valhalla and Comerchero as Treasurer and Secretary. Uslander and Comerchero will be allowed to select two board members of the four-member Board of Directors. Under the terms of the Agreement, Valhalla will change its name to GlobalNet Securities Corp. Each of Uslander and Comerchero also received nontransferable options to purchase an additional 12,500 shares of GlobalNet at an exercise price of $10.00 per share which expire at 5:00 p.m. on September 29, 2002

         Pursuant to the Agreement, the parties have agreed to contribute $500,000.00 to Valhalla to expand business operations. GlobalNet will contribute $333,333.32 with the balance contributed by Uslander and Comerchero through deductions of 50% from their after tax salary, other compensation and distributions other than commissions.

         The transaction is subject to review by the NASD.

         Uslander and Comerchero received piggyback registration rights as to their GlobalNet shares.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits:

                           2. Attached as Exhibit 2.3 to this current report on
                  Form 8-K is the Stock Purchase and Exchange Agreement dated as of October 1, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 6, 1999

                                         GLOBALNETFINANCIAL.COM, INC.

                                         By: /s/ Alan L. Jacobs
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                                             Alan L. Jacobs
                                             Executive Vice President

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                                 EXHIBIT INDEX

EXHIBIT             DESCRIPTION
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  2.3               Stock Purchase and Exchange Agreement, dated as of
                    October 1, 1999